Exhibit 23.2

                                          Consent of Independent Auditors



The Board of Directors
eVision USA.Com, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG LLP
                                                 KPMG LLP


Denver, Colorado
March 27, 2000